Exhibit 10.30

EIGHTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Eighth Amendment to the Purchase and Sale Agreement (the “Eighth Amendment”) is made and entered into effective the 15th day of December, 2014, by and between FUND XIII AND FUND XIV ASSOCIATES, a Georgia joint venture partnership (“Seller”) and OWENS REALTY CAPITAL, LLC, a Florida limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated July 11, 2014, as amended by a First Amendment to Purchase and Sale Agreement dated as of July 23, 2014, as further amended by a Second Amendment to Purchase and Sale Agreement dated as of August 20, 2014, as further amended by a Third Amendment to Purchase and Sale Agreement dated as of September 5, 2014, as further amended by a Fourth Amendment to Purchase and Sale Agreement dated as of September 26, 2014, as further amended by a Fifth Amendment to Purchase and Sale Agreement dated as of October 2, 2014, as further amended by a Sixth Amendment to Purchase and Sale Agreement dated as of October 9, 2014, and as further amended by a Seventh Amendment to Purchase and Sale Agreement dated as of October 17, 2014 as it may now or hereafter be properly amended (the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party respectively agrees constitutes sufficient consideration received at or before the execution hereof, the parties hereto do hereby agree as follows:

1.Ratification of the Purchase Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect according to its terms. The parties hereto, by their execution hereof, do hereby ratify, affirm and agree to continue to be bound by the Agreement, as amended, nothing herein being deemed a waiver of strict compliance with the terms thereof.

2.Definitions. Article I of the Agreement is hereby amended by deleting the definition of, "Closing Date" in its entirety and replacing it with the following new definition:

"Closing Date" shall mean on or before December 31, 2014 as further described in Section 2.6 hereof.

3.Financing Contingency. Section 6.1 paragraph (d) of the Agreement is hereby amended by deleting the definition of, "Financing Contingency Date" in its entirety and replacing it with the following new definition:

"Financing Contingency Date" shall mean on or before December 31, 2014 as further described in Section 6.1 hereof.

4.Assignment and Assumption. Section 9.1 of the Agreement permits Purchaser to assign its rights under this Agreement to any entity controlled by Purchaser or under common control with Purchaser. Purchaser does hereby transfer and assign all of its right, title, and interest in and to the Agreement to ORC Quadrangle, LLC, a Delaware limited liability company (“Assignee”), including, but not limited to all of Purchaser’s right, title and interest in and to the Earnest Money. From and after the date of this Eighth Amendment references in the Agreement to Purchaser shall be deemed to include Assignee. Assignee joins in the execution of this Eighth Amendment to accept the foregoing assignment of the Agreement and to expressly assume all of Purchaser's duties, liabilities and obligations under the Agreement. Purchaser and Assignee represent and warrant to Seller that Assignee is controlled by Purchaser or under common control with Purchaser as those terms are defined in the Agreement. Nothing contained herein or in the Agreement shall relieve the original Purchaser of any duties or obligations under the Agreement.

5.Counterpart Execution. This Eighth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Further, a facsimile signature of either party on any counterpart may be relied upon as an original signature.

[Signatures begin on the following page]

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Amendment effective on the day and year first above written.

SELLER:
FUND XIII and FUND XIV ASSOCIATES,
a Georgia joint venture partnership

By:	Wells Real Estate Fund XIII, L.P., a Georgia limited partnership, Venturer

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By: /s/ F. Parker Hudson
Name: F. Parker Hudson
Title: Assistant Vice President

(CORPORATE SEAL)

By:    Wells Real Estate Fund XIV, L.P.,
a Georgia limited partnership, Venturer

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By: /s/ F. Parker Hudson
Name: F. Parker Hudson
Title: Assistant Vice President

(CORPORATE SEAL)

PURCHASER:
OWENS REALTY CAPITAL, LLC, a Florida limited liability company

By: /s/ Scott P. Consoli
Name: Scott P. Consoli
Title: Authorized Representative